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EXHIBIT 99.1

                                  CERTIFICATION


                         PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350


In connection with the Quarterly Report of Baldwin Technology Company, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 to be filed with Securities and Exchange Commission on or about the date hereof (the "Report"), I, Gerald A. Nathe, Chief Executive Officer of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

Date: May 15, 2003                        By: /s/ Gerald A. Nathe
                                              -------------------
                                                Gerald A. Nathe
                                            Chief Executive Officer